UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

Jacobs Engineering Group Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-7463	95-4081636
(Commission File Number)	(IRS Employer Identification No.)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip Code)

(626) 578-3500

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Acquisition (as defined below), on January 26, 2011, certain of the Company’s subsidiaries entered into four credit facilities with Bank of America, N.A., BNP Paribas, and Royal Bank of Scotland Finance (Ireland) (“RBS”), for an aggregate potential borrowing capacity of approximately $400 million. The Company and certain of its subsidiaries guaranteed the obligations incurred pursuant to the facilities. The interest rate on each of these facilities is 75 basis points over the LIBOR rate for the applicable currency (subject to an increase based on, among other things, the Company’s leverage ratio), the maximum maturity is approximately 15 months, and the events of default include the failure to pay amounts due under the facilities as they become due and events of default under the Company’s Credit Agreement dated as of December 15, 2005 among the Company and certain of its subsidiaries and certain lenders. The Credit Agreement was filed as Exhibit 10.12 to the Company’s fiscal 2006 Annual Report on Form 10-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 1, 2011, Jacobs Engineering Group Inc. (the “Company”), along with certain of its subsidiaries, completed the acquisition of certain components of the process and construction business of Aker Solutions ASA (“Aker”), and certain of its subsidiaries, for $675 million in cash, adjusted for cash and debt acquired (the “Acquisition”), pursuant to that certain Share Purchase Agreement dated December 22, 2010 (the “Purchase Agreement”) among the Company (and certain of its subsidiaries) and Aker (and certain of its subsidiaries).

The acquired business provides engineering, design, procurement, construction and project management, as well as consulting and maintenance, services in the mining and metals, oil and gas, and energy and environmental end-markets. Additionally, the acquired business owns and develops technologies and fabrication of specialty acid and chemical equipment for the mining, chemicals, water treatment and pulp and paper markets. The activities of the acquired business are carried on principally in the United States, South America, China, Australia and Western Europe.

A copy of the Purchase Agreement (for which certain provisions thereof confidential treatment has been requested by the Company) has been filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for its quarterly period ended December 31, 2010, filed with the Securities and Exchange Commission on January 26, 2011. The description of the Acquisition set forth in this Item 2.01 is not complete and is qualified in its entirety by reference to the text of the Purchase Agreement as set forth in such Exhibit 2.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, the Company and certain of its subsidiaries entered into four credit facilities on the terms and with the counterparties noted above.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on February 1, 2011 announcing the completion of the Acquisition. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to this Item 7.01, including Exhibit 99.1 hereto, in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Share Purchase Agreement between Aker Solutions ASA and certain of its subsidiaries and Jacobs Engineering Group Inc. and certain of its subsidiaries, dated as of December 21, 2010. (Confidential treatment has been requested with respect to certain provisions of this Exhibit 2.1. Omitted portions have been filed separately with the SEC. Additionally, certain appendices have been omitted pursuant to Item 601(b)(2) of Regulation S-K, copies of which will be furnished by the Company to the SEC upon its request.)

99.1**	Press Release of the Company dated February 1, 2011 announcing the completion of the Acquisition.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for its quarterly period ended December 31, 2010, filed with the Securities and Exchange Commission on January 26, 2011.

**	The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to Exhibit 99.1 in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 1, 2011	JACOBS ENGINEERING GROUP INC.

	By:	/s/ John W. Prosser, Jr.
	Name:	John W. Prosser, Jr.
	Title:	Executive Vice President,
Finance and Administration

Exhibit Index

Exhibit No.
2.1*	Share Purchase Agreement between Aker Solutions ASA and certain of its subsidiaries and Jacobs Engineering Group Inc. and certain of its subsidiaries, dated as of December 21, 2010. (Confidential treatment has been requested with respect to certain provisions of this Exhibit 2.1. Omitted portions have been filed separately with the SEC. Additionally, certain appendices have been omitted pursuant to Item 601(b)(2) of Regulation S-K, copies of which will be furnished by the Company to the SEC upon its request.)

99.1**	Press Release of the Company dated February 1, 2011 announcing the completion of the Acquisition.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for its quarterly period ended December 31, 2010, filed with the Securities and Exchange Commission on January 26, 2011.

**	The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to Exhibit 99.1 in such filing.